                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 9, 1999


                              REPLIGEN CORPORATION
                              --------------------
             (Exact name of Registrant as specified in its charter)

                    117 FOURTH AVENUE, NEEDHAM, MASSACHUSETTS
                    -----------------------------------------
                    (Address of principal executive offices)

                                      02494
                                      -----
                                   (Zip Code)

                                 (781) 449-9560
                                 --------------
               Registrant's telephone number, including area code

                           NO CHANGE SINCE LAST REPORT
                           ---------------------------
             (Former name or address, if changed since last report)


         DELAWARE                         000-14656               04-2729386
         --------                         ---------               ----------
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 9, 1999, Repligen Corporation, Inc. (the "Company") acquired all rights to certain patent applications relating to the use of secretin in the prevention or treatment of autism. The rights were acquired from the joint owners, Victoria A. Beck, a United States resident ("Beck"), and Autism Research Institute, a not-for-profit organization incorporated in the State of California ("ARI") pursuant to a Patent Purchase Agreement by and among the Company, Beck and ARI, dated as of March 9, 1999 (the "Purchase Agreement").

         At the closing, the Company paid to Beck $150,000 in cash, and issued a warrant to Beck exercisable for up to 350,000 shares of common stock of the Company with an exercise price of $1.59 per share. The Company also issued 262,500 shares of common stock of the Company to ARI. In addition, the Company has agreed to make certain milestone payments to Beck and ARI (a) upon the Company's filing of a new drug application with the United States Food and Drug Administration ("FDA") for a clinical indication covered by the intellectual property rights transferred by the Purchase Agreement and (b) upon the approval by the FDA of a product covered by the intellectual property rights transferred to the Company pursuant to the Purchase Agreement. Finally, the Company has also agreed to pay certain royalty payments to Beck and ARI in the event the Company is able to derive sales and/or license revenues from the intellectual property rights acquired from Beck and ARI pursuant to the Purchase Agreement. The source of the funds used in this acquisition was the Company's working capital. The purchase price and terms for the transaction were determined in arm's length negotiations.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  None required.

         (b)      Pro Forma Financial Information:  None required.

         (c)      EXHIBITS:


         Exhibit No.               Description
         -----------               -----------
         2.1                       Patent Purchase Agreement by and among
                                   Repligen Corporation, Victoria A. Beck and
                                   Autism Research Institute, dated as of March
                                   9, 1999 (with certain confidential
                                   information deleted) (filed herewith).*

         2.2                       Common Stock Purchase Warrant issued to
                                   Victoria A. Beck by Repligen Corporation, dated as of March 9, 1999 (filed herewith).







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

         2.3                       Collateral Assignment of Patents by and
                                   among Repligen Corporation, Victoria A. Beck and Autism Research Institute, dated as of March 9, 1999 ("Collateral Assignment")
                                   (previously filed on Repligen's current
                                   report on Form 8-K on March 24, 1999).*




         * The schedules and exhibits to the Purchase Agreement and the Collateral Assignment are not being filed herewith. The Purchase Agreement filed herewith and the Collateral Assignment (previously filed) contain a list briefly identifying the contents of all schedules and exhibits to such documents. The Company undertakes to furnish supplementally a copy of any omitted schedule and exhibit (except for Schedule 3.09 of the Purchase Agreement which shall remain confidential) to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted schedules and exhibits.


         Patent Purchase Agreement (Exhibit 2.1 Hereto)
         ----------------------------------------------
         Schedule 1.01               Patent Applications
         Schedule 3.09               Confidential Disclosures
         Exhibit A                   Patent Applications
         Exhibit B                   Bill of Sale
         Exhibit C                   Common Stock Purchase Warrant
         Exhibit D                   Collateral Assignment



         Collateral Assignment (Exhibit 2.3 Referenced Hereto)
         -----------------------------------------------------
         Exhibit A                   Patent Applications



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             REPLIGEN CORPORATION



                                             By: /s/ Walter C. Herlihy
                                                ---------------------------
                                                Walter C. Herlihy
                                                President and Chief
                                                Executive Officer


Date: June 15, 1999




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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
2.1                     Patent Purchase Agreement by and among Repligen
                        Corporation, Victoria A. Beck and Autism Research
                        Institute, dated as of March 9, 1999 (with certain
                        confidential information deleted) (filed herewith).

2.2                     Common Stock Purchase Warrant issued to Victoria A.
                        Beck by Repligen Corporation, dated as of March 9,
                        1999 (filed herewith).

2.3 Collateral Assignment of Patents by and among Repligen Corporation, Victoria A. Beck and Autism
                        Research Institute, dated as of March 9, 1999
                        (previously filed on Repligen's current report on Form 8-K on March 24, 1999).
